Exhibit 10.1

First Amendment To Credit Agreement

By and among

Kimball Electronics, Inc.

and

The Lenders Party Hereto

and

JPMorgan Chase Bank, N.A.,
as Administrative Agent

and

Bank of America, N.A.
as Documentation Agent

________________________

JPMorgan Chase Bank, N.A. and BOFA Securities, Inc.,
as Joint Bookrunners and Joint Lead Arrangers

Dated as of January 5, 2024

First Amendment To Credit Agreement

This First Amendment To Credit Agreement (this “First Amendment”) is made as of January 5, 2024, by and among Kimball Electronics, Inc. (the “Borrower”), the Lenders party hereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). The parties hereto agree as follows:
W I T N E S S E T H:
Whereas, as of February 3, 2023, the parties hereto entered into a certain Credit Agreement (the “Agreement”, capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement); and
Whereas, the parties desire to amend the Agreement to amend certain terms and provisions, all subject to and as provided in this First Amendment;
Now, Therefore, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:
Part I. Amendatory Provisions
Article I: Definitions
    Section 1.01    Defined Terms. Section 1.01 of the Agreement is hereby amended by substituting the following new definitions in lieu of the like existing definitions:
    “Revolving Commitment” means, with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, as such Revolving Commitment may be reduced from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Revolving Exposure of any Lender exceed its Revolving Commitment. The aggregate amount of the Lenders’ Revolving Commitments as of the First Amendment Effective Date is $100,000,000.
“Revolving Credit Maturity Date” means the earlier of (i) January 3, 2025, or (ii) the date upon which the Revolving Loans under that certain Amended and Restated Credit Agreement dated May 4, 2022 by and among Borrower, the Lenders, and the Administrative Agent (as those terms as defined therein) (as amended and as the same may be further and/or restated from time to time, the “Amended and Restated Credit Agreement”) are refinanced, terminated or have been paid in full (if the same is a Business Day, or if not then the immediately next succeeding Business Day), or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.
Section 1.01 of the Agreement is hereby further amended by adding the following new definition thereto:

“First Amendment Effective Date” means January 5, 2024.

Part II. Commitment Schedule
The Agreement is hereby amended by substituting the new Commitment Schedule attached to this First Amendment in lieu of the like existing Commitment Schedule to the Agreement.
Part III. Continuing Effect and Reaffirmation of Obligations
Except as expressly modified herein:
(a)    All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control; and
(b)    The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of the Borrower.
Each Loan Party hereby ratifies the Agreement and acknowledges and reaffirms:
(a) that it is bound by all terms of the Agreement applicable to it; and
(b) that it is responsible for the observance and full performance of its respective Obligations.
Part IV. Representations And Warranties
In consideration hereof, the Borrower represents, warrants, covenants and agrees that:
(a)    This First Amendment and the transactions contemplated hereby are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    Each representation and warranty set forth in the Agreement, as hereby amended, are true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;
(c)    There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

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(d)    At the time of and immediately after giving effect to this First Amendment and any transactions contemplated hereby, no Default shall have occurred and be continuing.

Part V. Independent Credit Decision
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

Part VI. Conditions Precedent
Notwithstanding anything contained in this First Amendment to the contrary, this First Amendment shall not become effective until each of the following conditions precedent have been satisfied (or waived) in accordance with the terms herein:
(a)The Administrative Agent shall have received counterparts of this First Amendment, duly executed by the Administrative Agent, Borrower, the Loan Guarantors and the Lenders;
(b)The Administrative Agent shall have received a duly executed certificate of the Secretary or any Assistant Secretary of the Borrower and each Loan Guarantor (A) certifying as complete and correct, the authorizing resolutions of the Borrower and each Loan Guarantor, and (B) certifying as complete and correct, attached copies of the articles of incorporation or articles of organization and by-laws or operating agreement, as applicable, of the Borrower and each Loan Guarantor, or certifying that such resolutions and/or articles of incorporation or by-laws, as applicable, have not been amended (except as shown) since the previous delivery thereof to the Administrative Agent;
(c)The Administrative Agent shall have received the favorable written opinion(s) of counsel to Borrower, dated of even date herewith, as to those matters that Administrative Agent may reasonably require; and
(c) Delivery of counterparts to this First Amendment, duly executed by the Administrative Agent and/or the Lenders, shall in each case be conclusive evidence of such party’s satisfaction with each of the applicable conditions precedent set forth above.

Part VII. Expenses
The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable expenses of the Administrative Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this First Amendment.

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Part VIII. Counterparts
This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this First Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this First Amendment.

In Witness Whereof, the parties hereto have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

[Signature Pages Follow]

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“BORROWER”

KIMBALL ELECTRONICS, INC.

By:	/s/ Jana Croom
Jana Croom, Chief Financial Officer

By:	/s/ Adam W. Smith
Adam W. Smith, Treasurer

Signature Page to First Amendment to Credit Agreement

OTHER LOAN PARTIES:

KIMBALL ELECTRONICS GROUP, LLC

By:	/s/ Jana Croom
Jana Croom, Chief Financial Officer

KIMBALL ELECTRONICS MEXICO, INC.

By:	/s/ Jana Croom
Jana Croom, Chief Financial Officer

KIMBALL ELECTRONICS TAMPA, INC.

By:	/s/ Jana Croom
Jana Croom, Chief Financial Officer

KIMBALL ELECTRONICS INDIANAPOLIS, INC.

By:	/s/ Jana Croom
Jana Croom, Chief Financial Officer

KIMBALL ELECTRONICS INDIANA, INC.

By:	/s/ Jana Croom
Jana Croom, Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

“LENDERS”

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Kyle S. Middleton
Kyle Middleton, Authorized Officer
Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Matthew R. Doye
Name:	Matthew R. Doye
Title:	Senior Vice President
Signature Page to First Amendment to Credit Agreement

HSBC BANK USA, N.A.

By:	/s/ Jillian Clemons
Name:	Jillian Clemons
Title:	Senior Vice President
Signature Page to First Amendment to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Aju
Name:	Luis Aju
Title:	VP, Commercial RM
Signature Page to First Amendment to Credit Agreement

COMMITMENT SCHEDULE

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$38,333,333.33
Bank of America, N.A.	$35,000,000.00
HSBC Bank USA, N.A.	$15,000,000.00
Fifth Third Bank, National Association	$11,666,666.67
Total	$100,000,000.00

SWINGLINE AMOUNT

Lender	Swingline Commitments
JPMorgan Chase Bank, N.A.	$10,000,000
Total	$10,000,000

Commitment Schedule